Exhibit 99.1

Seven Stars Cloud Acquires Grapevine, a Leading Influencer Marketing Company

-	Together the companies will transform B2C relationships using blockchain and AI technology to enhance consumer marketing and digital asset sales

-	Grapevine will empower Seven Stars Cloud to execute on its Consumer Tech Digital Asset Strategy as part of the Company’s 4+2+1 Strategy

-	Grapevine Ecosystem provides strategic marketing reach as its social media influencer network reaches more than 3.2 billion followers in aggregate worldwide

-	The companies will pursue the monetization of celebrity influencers, penetrate the loyalty management market and deliver consumer financing asset securitization and digitization

NEW YORK, Sep. 4, 2018 /PRNewswire/ -- Seven Stars Cloud Group, Inc. (to be renamed Ideanomics) (NASDAQ: SSC) ("SSC" or the "Company"), a leading global fintech and asset digitization services company focused on digital asset production and distribution, has today announced its acquisition of Grapevine Logic Inc., a world leading end-to-end influencer marketing platform. Grapevine will play a pivotal role in SSC’s consumer asset digitization strategy.

This acquisition is integrally linked with SSC’s 4+2+1 Strategy to drive growth across its core product areas which are — 1) Fixed Income-based Financial Digital Assets, 2) Consumer Tech Digital Assets, 3) Commodity and Energy Digital Assets, and 4) TradeTech Digital Assets.

Targeting the Social Media Influencer market, estimated to have reached a market size of $2 billion in 2017, Grapevine has become a world leader in facilitating the collaboration between advertisers/brands and video-based social influencers/content creators. Through the Grapevine platform, more than 4,700 brands -- including many of today’s leading Fortune 500 consumer brands in Beauty, Fashion, Women’s Lifestyle, Gaming, Consumer Electronics, Cooking, Nutrition, Men’s Lifestyle, Sports, Exercise and several other secondary verticals -- have been able to engage with over 177,000 social influencers, reaching more than 3.2 billion followers, ultimately helping these companies promote their products and strengthen their brands.

Grapevine’s core business model thrives on brands spending their marketing dollars on Grapevine’s web-based platform. These brands essentially hire social media influencers to deliver specific marketing requirements. Through bookings, Grapevine captures fees from brands as well as a service fee from hired influencers. Additionally, Grapevine provides a white glove Agency model where the Company works closely with big brands to deliver high quality marketing results with leading influencers.

Blockchain and Artificial Intelligence technology, core assets for SSC, enable seamless and decentralized collaboration between counterparties, eliminating the need for a central authority. Blockchain can be used for a wide variety of applications, such as tracking the ownership of digital assets, keeping decentralized transactional records and establishing verified consensus.

By applying blockchain-enabled technologies such as smart contracts and the tokenization of assets to Grapevine’s existing ecosystem and existing social media influencer business model, SSC looks to revolutionize the way influencers and celebrities alike, engage with fans, brands and communities on a global scale.

By empowering influencers via a token-based model, they will be able to more effectively build their brands, monetize their work, and engage with their audiences. The ability to provide influencers with new monetization paths, as well as fans and brands with exclusive access to these influencers and their services, is a massive opportunity.

Additionally, the acquisition of Grapevine allows for unique access to high impact influencers from top celebrities through micro-influencers. SSC will be pursuing celebrity tokenization opportunities that may include and facilitate access to merchandise, exclusive interactions, and other value added services as influencers grow in popularity. With Grapevine, tokenized celebrity influencer monetization opportunities can be taken to new heights.

Further, Grapevine will accelerate SSC’s penetration into customer loyalty programs, consumer financing, and the asset securitization market. The combination of loyalty management programs and blockchain technology can bring immense efficiencies to cash rewards, pre-paid cards and coupons bringing numerous market efficiencies, cost reductions, and enhanced brand loyalty. In the U.S. alone, customer loyalty memberships have reached 3.8 billion.

Also, of note, the integration of AI for risk management and blockchain technology into Grapevine’s core business model will act as a force enabler for Grapevine and also provide strategic capability for SSC. The Company will leverage the global reach of Grapevine’s growing social media follower network that is accessed by Grapevine’s Social Media Influencers. This reach provides for enhanced consumer marketing as well as digital asset creation and sales. Furthermore, as blockchain-based transactions become more prolific and asset digitization of securities and non-securities grow, the ability to access large audiences will continue to be of incredible value.

“We are very excited to welcome Grapevine and its robust and vibrant network of influencers and brands to the SSC family,” said Bruno Wu, Executive Chairman & CEO of SSC. “We believe Grapevine’s existing global ecosystem will be the foundation for a broad application of blockchain technologies throughout the media and entertainment industry and be the cornerstone of our consumer digital asset business line. We look forward to working closely with Grapevine’s team to expand the platform, enhance the interactions between the participants and help identify and compensate major up-and-coming stars.”

"Our goal from day one was to help social influencers unlock value through brand collaborations while staying true to their audiences,” said Grant Deken, Grapevine Co-Founder and CEO. “Joining Bruno and the rest of the talented team at SSC accelerates our ability to innovate and provide new ways to create value and empower influencers, celebrities, and advertisers to more deeply connect and engage with audiences. We are excited about the opportunity that blockchain and AI offer, and we look forward to integrating these technologies together to expand our market impact and reach."

About Seven Stars Cloud Group, Inc. (to be renamed Ideanomics), NASDAQ: SSC) (http://www.sevenstarscloud.com/)

SSC is determined to become one of the most prominent global digital asset companies. Relying on its core base of fintech and digital asset production and services-based ecosystem enablement, SSC is committed to delivering the best digital assets via the best underlying technology. This approach will drive capital formation and sales across our digital asset ecosystems.

SSC customizes its technology platform for various business use cases, operates the Platform-as-a-Service (PaaS), and partners with businesses that deliver core digital asset product creation. We are focused on delivering a global multi-layer technology infrastructure ecosystem that issues, trades, and settles digital asset transactions. We will leverage direct sales channels and automated sales systems via digital asset exchange platforms which is inclusive of decentralized exchanges to realize digital asset distribution, social media, traditional regulated broker dealer network as well as institutions as direct clients.

About Grapevine

Grapevine is the world’s leading end-to-end influencer marketing platform that enables collaboration between advertisers and social media content creators to produce promotional content at scale. The Grapevine network includes more than 177,000 creators who generate more than 6 billion monthly views. Advertisers leverage Grapevine’s workflow management software and proprietary tracking and analytics to measure direct response and conversion rates from promotional content on YouTube, Facebook, and Instagram. Learn more at https://www.grapevinelogic.com/

Safe Harbor Statement

This press release contains certain statements that may include "forward looking statements." All statements other than statements of historical fact included herein are "forward-looking statements." These forward looking statements are often identified by the use of forward-looking terminology such as "believes," "expects" or similar expressions, involve known and unknown risks and uncertainties. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. The Company's actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in the Company's periodic reports that are filed with the Securities and Exchange Commission and available on its website (http://www.sec.gov). All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these factors. Other than as required under the securities laws, the Company does not assume a duty to update these forward-looking statements.

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Media Contacts
Seven Stars Cloud Group, Inc. (to be renamed Ideanomics)
Eric Soderberg, Forefront Communications for Seven Stars Cloud Group, Inc. (to be renamed Ideanomics)

Email: pr@sevenstarscloud.io

IR Contacts
Federico Tovar, CFO Seven Stars Cloud Group, Inc. (to be renamed Ideanomics)
Chad Arroyo, CMO Seven Stars Cloud Group, Inc. (to be renamed Ideanomics)

Email: ir@sevenstarscloud.com

SOURCE:  Seven Stars Cloud Group, Inc. (to be renamed Ideanomics)